          S1 CORPORATION ANNOUNCES THIRD QUARTER 2003 FINANCIAL RESULTS
           TOP U.S. BANK SIGNS LARGEST ENTERPRISE LICENSE DEAL TO DATE


Atlanta, GA, October 30, 2003 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, announced financial results for its third quarter ended September 30, 2003.

         - Revenue for the quarter ended September 30, 2003 was $57.5 million, compared with guidance of $54-$56 million, and compared with $67.7 million for the quarter ended June 30, 2003.

         - The Company reported a net loss of ($0.06) per share, compared with guidance of a net loss of ($0.13) to ($0.17) per share. The loss for the quarter ended June 30, 2003 was ($0.09) per share. The third quarter loss includes a restructuring charge of ($.06) per share related to a number of cost-cutting initiatives.

         - Third quarter gross margin was 54% as compared with 55% for the quarter ended June 30, 2003.

         - Cash flow from operations was $9.3 million, resulting in an ending cash balance of $148.5 million, an increase of $11 million over the previous quarter.

         - The Company signed five new Enterprise customer contracts during the quarter at an average sales price of $1.9 million and closed 66 new single-channel customer wins and almost 200 cross-sales.

"We're pleased with our Q3 results," said Jaime Ellertson, S1's chief executive officer. "More importantly, we continue to see increased stability and visibility with our maturing business model, driven by Enterprise. We added Bank of America, the nation's largest retail and business bank, to our growing list of Enterprise customers. Bank of America's purchase of the S1 Enterprise Platform and Corporate Banking application, in the largest Enterprise license deal signed to date, represents a significant validation from this market leader of S1's Enterprise strategy. From an operational perspective, we have completed most of our key cost alignment initiatives, resulting in an expected reduction in our annual expense run rate of approximately $40 million in 2004, and we generated over $9 million in cash flow from operations."

S1 also announced that its Board of Directors approved a program to repurchase up to $15 million of the Company's common stock. The timing of the purchases and the exact number of shares to be purchased will depend on market conditions. Purchases will be financed from available cash.

FINANCIAL GUIDANCE

S1 provided updated revenue and EPS guidance for the remainder of 2003 and 2004, as follows:


                                                             CONTRIBUTION       FINANCIAL
                                                               FROM ZFS       INSTITUTIONS
          Q4 2003                             S1 BASE          CONTRACT*        SEGMENT            EDIFY            CONSOLIDATED
          -------                             -------        ------------     -------------    ------------         -------------
Revenue (in millions)                        $43-$43.5             $ 9         $52-$52.5         $7.5-$8              $59.5-$60.5
Total expenses (in millions)                 $50-$50.5              --         $50-$50.5        $8.2-$8.8              $58 -$59
EPS                                                                           $0.035-$0.04     $(0.01)-$(0.02)        $0.02-$0.03
Shares Outstanding                                                                                                    70 million


                                                             CONTRIBUTION       FINANCIAL
                                                               FROM ZFS       INSTITUTIONS
FULL YEAR 2003                              S1 BASE            CONTRACT*         SEGMENT            EDIFY            CONSOLIDATED
                                            -------          ------------     -------------    ------------         -------------
Revenue (in millions)                       $181-$181.5           $43          $224-$224.5        $29.5-$30          $250.5-$251.5
Total expenses (in millions)                $234.5-$235           $ 3           $237-$238        $57.5-$58.2            $289-$290
EPS                                                                          $(0.16)-$(0.17)   $(0.40)-$(0.41)      $(0.55)-$(0.56)
Shares Outstanding                                                                                                    70 million



                                                             CONTRIBUTION       FINANCIAL
                                                               FROM ZFS       INSTITUTIONS
2004                                        S1 BASE            CONTRACT*         SEGMENT          EDIFY            CONSOLIDATED
                                            -------          ------------     -------------    ------------         -------------
Revenue (in millions)                        $187-$190            $0           $187-$190         $29-$31              $214-$220
Total expenses (in millions)                 $185-$186            $0           $185-$186        $30.5-$31             $214-$216
EPS                                                                           $0.03-$0.06     $(0.00)-$(0.02)        $0.00-$0.05
Shares Outstanding                                                                                                    70 million


* Represents a large customer contract that expires in Q4 2003.



CONFERENCE CALL INFORMATION

Company management will host a conference call to discuss third quarter results on Thursday, October 30, 2003 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the Company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until November 13, 2003.

ABOUT S1

S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.


FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

CONTACTS:

Matt Hale
Chief Financial Officer, S1 Corporation
404/923-3500


Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com

                         S1 CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                         SEPTEMBER 30,    DECEMBER 31,
                                                                                            2003             2002
                                                                                          -----------     -----------
                                                        ASSETS
Current assets:
  Cash and cash equivalents                                                              $   128,119     $   127,842
  Short term investments, held-to-maturity                                                    20,406          14,843
  Investment securities, available for sale                                                     --               108
  Accounts receivable, net of allowances                                                      40,148          54,815
  Prepaid expenses                                                                             7,431           7,601
  Other current assets                                                                         3,488           7,124
                                                                                         -----------     -----------
           Total current assets                                                              199,592         212,333
  Property and equipment, net                                                                 17,453          30,626
  Intangible assets, net                                                                      14,013          17,585
  Goodwill, net                                                                               94,665         106,971
  Other assets                                                                                 6,159           9,459
                                                                                         -----------     -----------
           Total assets                                                                  $   331,882     $   376,974
                                                                                         ===========     ===========

                                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                       $     2,951     $    13,354
  Accrued salaries and benefits                                                               12,896          11,710
  Accrued other expenses and restructuring                                                    26,622          24,407
  Deferred revenues                                                                           39,130          40,305
  Current portion of capital lease obligation                                                    721           1,693
                                                                                         -----------     -----------
           Total current liabilities                                                          82,320          91,469
  Deferred revenues                                                                              472              32
  Capital lease obligation, excluding current portion                                            694             185
  Other liabilities                                                                            7,755           5,527
                                                                                         -----------     -----------
           Total liabilities                                                                  91,241          97,213
                                                                                         -----------     -----------
Stockholders' equity:
     Preferred stock                                                                          10,000          18,328
     Common stock                                                                                729             713
     Additional paid-in capital                                                            1,905,782       1,896,111
     Treasury stock                                                                          (10,000)         (9,250)
     Accumulated deficit                                                                  (1,663,597)     (1,623,545)
     Accumulated other comprehensive income (loss):
       Net unrealized gains on investment securities available for sale, net of taxes             --              62
       Cumulative foreign currency translation adjustment                                     (2,273)         (2,658)
                                                                                         -----------     -----------
           Total stockholders' equity                                                        240,641         279,761
                                                                                         -----------     -----------
           Total liabilities and stockholders' equity                                    $   331,882     $   376,974
                                                                                         ===========     ===========

                         S1 CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS ENDED            NINE MONTHS ENDED
                                                               9/30/2003      9/30/2002      9/30/2003      9/30/2002
                                                               ---------      ---------      ---------      ---------
REVENUE:
     Software licenses                                         $  16,161      $  22,926      $  45,312      $  69,156
     Support and maintenance                                      14,193         14,806         44,210         44,351
     Professional services                                        16,815         24,755         63,137         74,434
     Data center                                                   8,840          9,279         35,571         30,956
     Other                                                         1,452            245          2,618            994
                                                               ---------      ---------      ---------      ---------
           Total revenue                                          57,461         72,011        190,848        219,891
                                                               ---------      ---------      ---------      ---------
DIRECT COSTS:
     Software licenses                                             1,156          2,492          3,014          5,250
     Professional services, support and maintenance               18,503         22,096         66,091         68,329
     Data center                                                   5,177          5,824         18,567         17,126
     Other                                                         1,424            381          2,438            963
                                                               ---------      ---------      ---------      ---------
           Total direct costs                                     26,260         30,793         90,110         91,668
                                                               ---------      ---------      ---------      ---------
           Gross margin                                           31,201         41,218        100,738        128,223
                                                               ---------      ---------      ---------      ---------
OPERATING EXPENSES:
     Selling and marketing                                         9,334         15,186         30,988         44,643
     Product development                                          10,415         12,751         33,789         40,528
     General and administrative                                    7,607          8,822         24,637         29,151
     Depreciation and amortization                                 3,545          5,408         13,983         17,395
     Merger related and restructuring costs                        4,052            734         20,564          2,756
     Acquired in-process research and development                     --             --             --            350
     Amortization and impairment of acquisition intangibles          768          4,275         16,625         13,971
                                                               ---------      ---------      ---------      ---------
           Total operating expenses                               35,721         47,176        140,586        148,794
                                                               ---------      ---------      ---------      ---------
Operating loss                                                    (4,520)        (5,958)       (39,848)       (20,571)
Interest, investment and other (expense) income                      171           (129)           (74)         1,149
Income tax benefit (expense)                                         (11)           887           (130)         1,869
                                                               ---------      ---------      ---------      ---------
NET LOSS                                                       $  (4,360)     $  (5,200)     $ (40,052)     $ (17,553)
                                                               =========      =========      =========      =========

NET (LOSS) INCOME - BASIC                                      $   (0.06)     $   (0.07)     $   (0.58)     $   (0.26)
                                                               =========      =========      =========      =========

Weighted average common shares outstanding - Basic                69,877         70,410         69,493         67,121


GROSS MARGIN:
     Software licenses                                                93%            89%            93%            92%
     Professional services, support and maintenance                   40%            44%            38%            42%
     Data center                                                      41%            37%            48%            45%
     Other                                                             2%           -56%             7%             3%
                                                               ---------      ---------      ---------      ---------
           Total                                                      54%            57%            53%            58%
                                                               =========      =========      =========      =========


                         S1 CORPORATION AND SUBSIDIARIES
                       STATEMENT OF OPERATIONS BY SEGMENT
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003


                                                   FINANCIAL INSTITUTIONS
                                                   -------------------------
                                                   S1 BASE BUSINESS   ZFS        EDIFY      ELIMINATIONS   TOTAL
                                                   ---------------- --------    --------    ------------  -------
REVENUE:
     Software licenses                                 $  5,675     $  8,176    $  2,781     $   (471)    $ 16,161
     Support and maintenance                             10,625           --       4,085         (517)      14,193
     Professional services                               15,792           --       1,092          (69)      16,815
     Data center                                          8,840           --          --           --        8,840
     Other                                                1,451           --           1           --        1,452
                                                       --------     --------    --------     --------     --------
           Total revenue                                 42,383        8,176       7,959       (1,057)      57,461
                                                       --------     --------    --------     --------     --------
DIRECT COSTS:
     Software licenses                                      776           --         851         (471)       1,156
     Professional services, support and maintenance      16,217           --       2,872         (586)      18,503
     Data center                                          5,177           --          --           --        5,177
     Other                                                1,424           --          --           --        1,424
                                                       --------     --------    --------     --------     --------
           Total direct costs                            23,594           --       3,723       (1,057)      26,260
                                                       --------     --------    --------     --------     --------
           Gross margin                                  18,789        8,176       4,236           --       31,201
                                                       --------     --------    --------     --------     --------
OPERATING EXPENSES:
     Selling and marketing                                6,347           --       2,987           --        9,334
     Product development                                  8,931           --       1,484           --       10,415
     General and administrative                           6,817           --         790           --        7,607
     Depreciation and amortization                        3,309           --         236           --        3,545
     Merger related and restructuring costs               2,893           --       1,158           --        4,051
     Amortization of acquisition intangibles                693           --          75           --          768
                                                       --------     --------    --------     --------     --------
           Total operating expenses                      28,990           --       6,730           --       35,720
                                                       --------     --------    --------     --------     --------
Operating (loss) income                                 (10,201)       8,176      (2,494)          --       (4,519)
Interest, investment and other income                       154           --          16           --          170


Income tax expense                                           (4)          --          (7)          --          (11)
                                                       --------     --------    --------     --------     --------
NET (LOSS) INCOME                                      $(10,051)    $  8,176    $ (2,485)    $     --     $ (4,360)
                                                       ========     ========    ========     ========     ========

NET (LOSS) INCOME - BASIC                              $  (0.14)    $   0.12    $  (0.04)    $     --     $  (0.06)
                                                       ========     ========    ========     ========     ========

Weighted average common shares outstanding - Basic       69,877       69,877      69,877       69,877       69,877